First Quarter Report 2009

Tri-Continental

Corporation

an investment you can live with

Tri-Continental Corporation

FIRST QUARTER REPORT 2009

May 29, 2009

Dear Fellow Stockholders:

          We are pleased to present the first quarter stockholder report for Tri-Continental Corporation (the “Corporation”), covering the three months ended March 31, 2009. Within this report you will find the Corporation’s investment results and portfolio of investments.

          For the three months ended March 31, 2009, the Corporation’s total return based on net asset value declined 13.1%, and its total return based on market price declined 14.0%. During the same period, the S&P 500 Index declined 11.0%, the Lipper Closed-End Core Funds Average declined 9.7%, and the Lipper Large-Cap Core Funds Average declined 9.8%.

          On March 23, 2009, in accordance with the Corporation’s new earned income distribution policy, the Corporation paid a first quarter 2009 dividend of $0.056 per share to holders of Tri-Continental common stock. On May 21, 2009, the Corporation’s Board of Directors declared a second quarter 2009 dividend of $0.049 per common share, expected to be paid on June 9, 2009.

          There are many distribution payment options available under the distribution policy, and we continue to recommend that stockholders assess their income needs and consider investing a portion of their distributions in additional shares of Tri-Continental. The payment options are outlined on page 11 of this report. You may change your payment election by contacting your Financial Advisor or by calling Stockholder Services at 800-TRI-1092.

          January 12, 2009 marked eighty years since the first offering of Tri-Continental. While much has happened over the course of those eight decades, one thing has remained steadfast: Tri-Continental’s commitment to its investment objective of seeking growth of both capital and income while providing reasonable current income. On behalf of the Board, we would like to thank you for your continued support of Tri-Continental Corporation.

By order of the Board of Directors,

Stephen R. Lewis, Jr.	Patrick T. Bannigan
Chairman	President

Tri-Continental Corporation

Investment Results Per Common Share

TOTAL RETURNS
For Periods Ended March 31, 2009

		Average Annual

	Three	One	Two	Three	Five	Ten
	Months*	Year	Years	Years	Years	Years

Market Price	(14.00)%	(46.14)%	(31.49)%	(18.67)%	(8.23)%	(5.50)%

Net Asset Value	(13.12)	(44.68)	(30.76)	(18.34)	(8.42)	(5.84)

Lipper Closed-End Core Funds Average**	(9.65)	(40.03)	(25.36)	(14.41)	(5.48)	(0.87)

Lipper Large-Cap Core Funds Average**	(9.84)	(37.32)	(22.84)	(13.18)	(4.96)	(2.80)

S&P 500 Index**	(11.01)	(38.08)	(23.30)	(13.04)	(4.76)	(3.00)

PRICE PER SHARE

	March 31, 2009	December 31, 2008

Market Price	$8.42	$9.86
Net Asset Value	9.74	11.29

DIVIDEND, CAPITAL GAIN AND YIELD INFORMATION
For Periods Ended March 31, 2009

	Capital Gain (Loss)

Dividends		Unrealized	Unrealized	SEC 30-Day
Paid‡	Realized	Gain†	Loss†	Yieldø

$0.056	$(2.01)	$0.21	$(4.32)	2.77%

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Corporation as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end.

J. & W. Seligman & Co. Incorporated, the investment manager of the Corporation prior to November 7, 2008, made certain payments to the Corporation in 2004. Absent such payments, the net asset value returns that include this period would have been lower. Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares. An investment in Tri-Continental is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation.

See footnotes on page 3.

Tri-Continental Corporation

Investment Results Per Common Share (continued)

*	Returns for periods of less than one year are not annualized.

**

The Lipper Closed-End Core Funds Average and the Lipper Large-Cap Core Funds Average (the “Lipper Averages”) and the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Averages exclude the effect of fees, taxes, and sales charges. The S&P 500 Index also excludes the effect of expenses. The Lipper Closed-End Core Funds Average measures the performance of closed-end funds that, by portfolio practice, typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Large-Cap Core Funds Average includes open-end funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The Lipper Large-Cap Core Funds Average is provided for comparative purposes so that the Corporation’s performance can be measured against both closed-end and open-end funds with similar portfolio holdings as the Corporation. Lipper classifies the Corporation, based on its portfolio holdings, as a Closed-End Core Fund. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.

‡	Preferred Stockholders were paid dividends totaling $0.625 per share.

†	Represents the per share amount of gross unrealized gain or loss of portfolio securities as of March 31. 2009.

Ø	Current yield, representing the annualized yield for the 30-day period ended March 31, 2009, has been computed in accordance with SEC regulations and will vary.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Corporation’s prospectus or statement of additional information.

Tri-Continental Corporation

Ten Largest Equity Holdings†
March 31, 2009

	Cost	Value
	(000s)	(000s)

Chevron Corporation	$45,711	$42,473
Wal-Mart Stores, Inc.	41,578	38,545
Johnson & Johnson	39,678	35,320
Pfizer Inc.	46,765	31,242
Home Depot, Inc.	24,401	24,243
International Business Machines Corporation	19,016	22,566
Macrovision Solutions Corporation	23,180	21,155
Procter & Gamble Company (The)	26,370	20,032
PepsiCo, Inc.	15,591	14,767
Amgen Inc.	16,370	14,125

	$298,660	$264,468

There can be no assurance that the securities presented have remained or will remain in the Corporation’s portfolio. Information regarding the Corporation’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes options purchased.

Largest Portfolio Changes
January 1 to March 31, 2009

Largest Purchases	Largest Sales

Johnson & Johnson	AT&T Inc.**
Amgen Inc.	JPMorgan Chase & Co.
Occidental Petroleum Corporation	Pfizer Inc.
McDonald’s Corporation	Gilead Sciences, Inc.
Procter & Gamble Company (The)	Activision Blizzard, Inc.**
Wal-Mart Stores, Inc.	Yahoo!, Inc.**
Marsh & McLennan Companies, Inc.	Chevron Corporation
Southern Company*	Exelon Corporation**
Dell Inc.*	Marvell Technology Group Ltd.**
Noble Corporation*	Public Service Enterprise Group Incorporated**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	March 31, 2009

	Shares	Value

COMMON STOCKS 98.2%

AEROSPACE AND DEFENSE 1.0%
Boeing Company	67,909	$2,416,201
General Dynamics Corporation	68,387	2,844,215
United Technologies Corporation	37,005	1,590,475

		6,850,891

AIR FREIGHT AND LOGISTICS 0.2%
C.H. Robinson Worldwide, Inc.	26,764	1,220,706

AIRLINES 0.1%
Southwest Airlines Co.	123,560	782,135

AUTO COMPONENTS 0.2%
Johnson Controls, Inc.	136,811	1,641,732

BEVERAGES 3.8%
Brown-Forman Corporation (Class B)	20,369	790,928
Coca-Cola Company (The)	269,870	11,860,787
PepsiCo, Inc.	286,843	14,766,678

		27,418,393

BIOTECHNOLOGY 2.8%
Amgen Inc.*	285,235	14,124,837
Celgene Corporation*	37,890	1,682,316
Cephalon, Inc.	17,339	1,180,786
Gilead Sciences, Inc.*	63,714	2,951,232

		19,939,171

BUILDING PRODUCTS 0.2%
Masco Corporation	173,038	1,207,805

CAPITAL MARKETS 2.1%
Charles Schwab Corporation	119,572	1,853,366
Goldman Sachs Group, Inc. (The)	16,649	1,765,127
Morgan Stanley	405,709	9,237,994
State Street Corporation	61,120	1,881,274

		14,737,761

	Shares	Value

CHEMICALS 1.6%
Dow Chemical Company	950,569	$8,013,297
E. I. du Pont de Nemours and Company	70,716	1,579,088
PPG Industries, Inc.	43,664	1,611,202

		11,203,587

COMMERCIAL BANKS 1.3%
BB&T Corporation	127,103	2,150,583
Comerica Incorporated	50,712	928,537
Fifth Third Bancorp	253,453	740,083
KeyCorp	123,471	971,717
Marshall & Ilsley Corporation	140,663	791,933
People’s United Financial, Inc.	50,052	899,434
SunTrust Banks, Inc.	109,671	1,287,538
Wells Fargo & Company	93,945	1,337,777

		9,107,602

COMMERCIAL SERVICES AND SUPPLIES 0.6%
Republic Services, Inc.	81,844	1,403,625
Waste Management, Inc.	125,535	3,213,696

		4,617,321

COMMUNICATIONS EQUIPMENT 2.1%
Cisco Systems, Inc.*	217,878	3,653,814
Corning Incorporated	326,269	4,329,590
Motorola, Inc.	406,815	1,720,827
QUALCOMM Inc.	137,914	5,366,234

		15,070,465

COMPUTERS AND PERIPHERALS 3.9%
Dell Inc.*	351,031	3,327,774
International Business Machines Corporation	232,905	22,566,165
Lexmark International Inc. (Class A)*	64,655	1,090,730
QLogic Corp.*	74,089	823,870

		27,808,539

See footnotes on page 9.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	March 31, 2009

	Shares	Value

CONSTRUCTION AND ENGINEERING 0.1%
Fluor Corporation	25,350	$875,842

CONSUMER FINANCE 0.4%
American Express Company	29,059	396,074
Capital One Financial Corporation	110,776	1,355,898
Discover Financial Services	99,564	628,249
SLM Corporation*	129,265	639,862

		3,020,083

DISTRIBUTORS 0.1%
Genuine Parts Company	29,421	878,511

DIVERSIFIED CONSUMER SERVICES 0.4%
H&R Block, Inc.	142,636	2,594,549

DIVERSIFIED FINANCIAL SERVICES 3.4%
Bank of America Corporation	1,472,802	10,044,510
CIT Group Inc.	137,161	390,909
Citigroup Inc.	2,617,393	6,622,004
JPMorgan Chase & Co.	292,301	7,769,361

		24,826,784

DIVERSIFIED TELECOMMUNICATION SERVICES 0.1%
Frontier Communications Corporation	80,589	578,629

ELECTRIC UTILITIES 0.7%
FirstEnergy Corp.	45,940	1,773,284
Southern Company	109,694	3,358,830

		5,132,114

ELECTRICAL EQUIPMENT 0.3%
Emerson Electric Co.	68,399	1,954,843

ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS 0.3%
FLIR Systems, Inc.	39,880	816,742
Jabil Circuit, Inc.	166,965	928,325
Tyco Electronics Ltd.	62,962	695,100

		2,440,167

	Shares	Value

ENERGY EQUIPMENT AND SERVICES 2.1%
Baker Hughes Incorporated	67,743	$1,934,063
BJ Services Company	96,118	956,374
ENSCO International Incorporated	65,568	1,730,995
Halliburton Company	202,292	3,129,457
Nabors Industries Ltd.*	94,703	946,083
National Oilwell Varco Inc.	76,799	2,204,899
Noble Corporation	62,178	1,497,868
Weatherford International Ltd.*	263,152	2,913,093

		15,312,832

FOOD AND STAPLES RETAILING 5.9%
Sysco Corporation	75,211	1,714,811
Wal-Mart Stores, Inc.	739,830	38,545,143
Walgreen Company	82,882	2,151,617

		42,411,571

FOOD PRODUCTS 1.8%
General Mills, Inc.	177,518	8,854,598
J. M. Smucker Company	26,839	1,000,290
Kellogg Company	42,466	1,555,530
Sara Lee Corporation	178,073	1,438,830

		12,849,248

HEALTH CARE EQUIPMENT AND SUPPLIES 0.6%
Becton Dickinson & Company	27,125	1,823,885
Covidien Limited	83,527	2,776,437

		4,600,322

HEALTH CARE PROVIDERS AND SERVICES 0.8%
Cardinal Health, Inc.	57,345	1,805,221
CIGNA Corporation	125,553	2,208,477
DaVita, Inc.	14,798	650,372
Quest Diagnostics Inc.	22,724	1,078,936
UnitedHealth Group Incorporated	14,829	310,371

		6,053,377

See footnotes on page 9.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	March 31, 2009

	Shares	Value

HOTELS, RESTAURANTS AND LEISURE 1.8%
McDonald’s Corporation	236,932	$12,929,379

HOUSEHOLD DURABLES 0.1%
Leggett & Platt, Incorporated	56,843	738,391

HOUSEHOLD PRODUCTS 3.0%
Kimberly-Clark Corporation	35,420	1,633,216
Procter & Gamble Company (The)	425,397	20,031,945

		21,665,161

INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS 0.1%
Constellation Energy Group Inc.	35,925	742,211

INDUSTRIAL CONGLOMERATES 2.3%
3M Company	83,858	4,169,420
General Electric Company	858,792	8,682,387
Tyco International Ltd.	197,708	3,867,168

		16,718,975

INSURANCE 4.6%
Aflac, Inc.	55,592	1,076,261
Allstate Corporation	437,131	8,371,059
AON Corporation	41,732	1,703,500
Chubb Corporation	59,901	2,535,010
Hartford Financial Services Group, Inc.	61,987	486,598
Lincoln National Corporation	49,430	330,687
Marsh & McLennan Companies, Inc.	227,891	4,614,793
MetLife, Inc.	37,621	856,630
Progressive Corporation	393,088	5,283,103
Prudential Financial, Inc.	31,793	604,703
Torchmark Corporation	41,023	1,076,033
Travellers Companies, Inc.	152,125	6,182,360

		33,120,737

	Shares	Value

IT SERVICES 1.5%
Affiliated Computer
Services Inc.*	28,552	$1,367,355
Automatic Data Processing, Inc.	103,230	3,629,567
Mastercard Inc. (Class A)	15,243	2,552,898
Paychex, Inc.	68,965	1,770,332
Western Union Company	137,733	1,731,304

		11,051,456

LEISURE EQUIPMENT AND PRODUCTS 0.4%
Hasbro, Inc.	62,061	1,555,869
Mattel, Inc.	120,930	1,394,323

		2,950,192

MACHINERY 0.8%
Cummins, Inc.	36,900	939,105
Dover Corporation	32,990	870,276
Illinois Tool Works Inc.	67,069	2,069,079
Ingersoll-Rand Company Ltd. (Class A)	108,637	1,499,191

		5,377,651

MEDIA 2.0%
CBS Corp. (Class B)	202,002	775,688
Comcast Corporation (Class A)	803,105	10,954,352
DIRECTV Group Inc.*	82,626	1,883,047
Gannett Co., Inc.	234,802	516,564

		14,129,651

METALS AND MINING 0.7%
Alcoa Inc.	60,562	444,525
Freeport-McMoRan Copper & Gold, Inc.	28,588	1,089,489
Nucor Corporation	75,837	2,894,698
United States Steel Corporation	30,531	645,120

		5,073,832

MULTI-UTILITIES 0.1%
PG&E Corporation	26,013	994,217

MULTILINE RETAIL 0.5%
Family Dollar Stores Inc.	71,498	2,385,888
Kohl’s Corporation*	27,584	1,167,355

		3,553,243

See footnotes on page 9.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	March 31, 2009

	Shares	Value

OFFICE ELECTRONICS 0.1%
Xerox Corporation	123,011	$559,700

OIL, GAS AND CONSUMABLE FUELS 13.6%
Apache Corporation	63,178	4,049,078
Chesapeake Energy Corporation	98,597	1,682,065
Chevron Corporation	631,656	42,472,549
ConocoPhillips Company	257,806	10,095,683
CONSOL Energy Inc.	27,241	687,563
EOG Resources, Inc.	46,999	2,573,665
Exxon Mobil Corporation	99,497	6,775,746
Hess Corporation	53,467	2,897,911
Marathon Oil Corporation	160,201	4,211,684
Murphy Oil Corporation	34,239	1,532,880
Noble Energy, Inc.	33,557	1,808,051
Occidental Petroleum Corporation	183,689	10,222,293
Peabody Energy Corporation	52,438	1,313,048
Southwestern Energy Company*	77,135	2,290,138
Spectra Energy Corporation	164,959	2,332,520
Sunoco, Inc.	24,149	639,466
Valero Energy Corporation	109,961	1,968,302

		97,552,642

PHARMACEUTICALS 13.2%
Abbott Laboratories	36,220	1,727,694
Eli Lilly & Company	102,782	3,433,947
Forest Laboratories, Inc.*	114,465	2,513,651
Johnson & Johnson	671,478	35,319,743
King Pharmaceuticals, Inc.	191,692	1,355,262
Merck & Co. Inc.	234,337	6,268,515
Pfizer Inc.	2,293,822	31,241,856
Schering-Plough Corporation	352,988	8,312,867
Wyeth	112,068	4,823,407

		94,996,942

REAL ESTATE INVESTMENT TRUSTS 0.4%
Equity Residential	71,249	1,307,419
Public Storage	24,038	1,328,099

		2,635,518

	Shares	Value

ROAD AND RAIL 2.6%
Burlington Northern Santa Fe
Corporation	58,604	$3,525,031
CSX Corporation	118,556	3,064,673
Norfolk Southern Corporation	179,084	6,044,085
Union Pacific Corporation	154,292	6,342,944

		18,976,733

SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT 2.7%
Altera Corporation	130,779	2,295,171
Intel Corporation	743,067	11,183,158
Linear Technology Corporation	81,841	1,880,706
MEMC Electronic Materials, Inc.*	75,552	1,245,852
Microchip Technology Incorporated	48,510	1,027,927
Xilinx, Inc.	83,265	1,595,357

		19,228,171

SOFTWARE 3.6%
BMC Software Inc.*	17,722	584,826
Intuit Inc.	30,777	830,979
Macrovision Solutions Corporation*	1,189,153	21,155,032
Symantec Corporation*	214,023	3,197,504

		25,768,341

SPECIALTY RETAIL 4.9%
Abercrombie & Fitch Co. (Class A)	42,922	1,021,544
AutoZone, Inc.	8,613	1,400,646
Bed Bath & Beyond Inc.*	79,348	1,963,863
Gap, Inc.	83,665	1,086,808
Home Depot, Inc.	1,028,999	24,243,216
Lowe’s Companies, Inc.	223,008	4,069,896
Sherwin-Williams Company	32,719	1,700,406

		35,486,379

TEXTILES, APPAREL AND LUXURY GOODS 0.6%
Coach, Inc.*	105,340	1,759,178
NIKE, Inc.	35,317	1,656,014
VF Corporation	19,467	1,111,760

		4,526,952

See footnotes on page 9.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	March 31, 2009

	Shares or Principal Amount		Value

TOBACCO 1.0%
Altria Group, Inc.	446,561	shs.	$7,153,907

TRADING COMPANIES AND DISTRIBUTORS 0.2%
W.W. Grainger Inc.	14,908		1,046,243

WIRELESS TELECOMMUNICATION SERVICES 0.5%
Sprint Nextel Corporation*	933,158		3,331,374

TOTAL COMMON STOCKS			705,442,978

LIMITED PARTNERSHIP†
WCAS Capital Partners II, L.P.	$4,292,803		1,893,126

SHORT-TERM HOLDINGS 1.5%

EQUITY-LINKED NOTES†† 0.4%
Lehman Brothers:
53.51%, 9/14/2008 (a)**	14,844,000		1,188,292
39.5%, 10/2/2008 (b)**	14,844,000		1,471,337

TOTAL EQUITY-LINKED NOTES			2,659,629

MONEY MARKET FUND 1.1%
SSgA U.S. Treasury Money Market Fund	8,263,970	shs.	8,263,970

TOTAL SHORT-TERM HOLDINGS			10,923,599

TOTAL INVESTMENTS 100.0%			718,259,703

OTHER ASSETS LESS LIABILITIES 0.0%			314,096

NET INVESTMENT ASSETS 100.0%			$718,573,799

At March 31, 2009, the cost of investments for federal income tax purposes was $1,005,874,401. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $14,633,206 and $302,247,904, respectively. Net unrealized depreciation was $287,614,698.

*	Non-income producing security.

**	Security in default and non-income producing.

†

At March 31, 2009, Tri-Continental Corporation owned one limited partnership investment that was purchased through a private offering and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. The investment is valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investment in the limited partnership, along with the cost and value at March 31, 2009, was as follows:

Investment	Acquisition Dates	Cost	Value

WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$4,292,803	$1,893,126

††

The security may be offered and sold only to a “qualified institutional buyer” under Rule 144A of the Securities Act of 1933. These notes are exchangeable at maturity, based on the terms of the respective notes, for shares of common stock of a company or cash at a maturity value which is generally determined as follows:

The principal amount of the notes plus or minus the lowest return of the companies’ respective stock prices determined at maturity from the date of purchase of the notes:

	(a)	Delta Air Lines, Inc., Intel Corporation and Mylan Inc.

	(b)	Health Net, Inc., Kohl’s Corporation and Prudential Financial, Inc.

ADR — American Depositary Receipts.

Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by RiverSource Investments, LLC (“RiverSource” or the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other investment companies to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less. Investments in money market funds are valued at net asset value.

Fair Value Measurements — Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements,” establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (see Security Valuation above) to measure fair value of the Corporation’s investments and other financial instruments. These inputs are summarized in three broad levels: Level 1 – quoted prices in active markets

Tri-Continental Corporation

Portfolio of Investments (unaudited)	March 31, 2009

for identical investments or financial instruments; Level 2 – other significant observable inputs (including quoted prices in inactive markets or for similar investments or financial instruments); and Level 3 – significant unobservable inputs (including the Corporation’s own assumptions in determining fair value). Observable inputs are those based on market data obtained from sources independent of the Corporation, and unobservable inputs reflect the Corporation’s own assumptions based on the best information available. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

The following is a summary of the value of the Corporation’s investments and other financial instruments as of March 31, 2009, based on the level of inputs used:

Valuation Inputs		Investments	Other Financial Instruments*

Level 1 —	Quoted Prices in Active Markets for Identical Investments	$713,706,948	$—

Level 2 —	Other Significant Observable Inputs	2,659,629	(62,833)

Level 3 —	Significant Unobservable Inputs	1,893,126	—

	Total	$718,259,703	$(62,833)

*	Represents futures, which are not reflected in the Portfolio of Investments and which are valued at the net unrealized appreciation (depreciation) on futures.

As required by SFAS 157, the following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used to determine the fair value of investments classified as Level 3 at either the beginning or end of the period:

Balance as of December 31, 2008	$1,893,126

Net change in unrealized depreciation	—

Balance as of March 31, 2009	$1,893,126

Net change in unrealized depreciation from investments still held as of March 31, 2009	$—

Risk — To the extent that the Corporation invests a substantial percentage of its assets in an industry, the Corporation’s performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the Corporation’s performance may be negatively affected.

Tri-Continental Corporation

Stockholder Services

          Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient. Please consult Tri-Continental’s prospectus for the terms and conditions of these services.

Distribution Policy. Effective January 8, 2009, the Corporation adopted an earned distribution policy. Under this new policy, the Corporation intends to make distributions to holders of Common Stock that are approximately equal to all distributions received by the Corporation from its underlying portfolio investments, less the Corporation’s expenses and dividends payable on the Corporation’s Preferred Stock. The payment options for receiving distributions are:

•	100% of distribution to be invested in additional shares of Tri-Continental
•	75% of distribution to be invested in additional shares, 25% of distribution to be paid in cash
•	50% of distribution to be invested in additional shares, 50% of distribution to be paid in cash
•	100% of distribution to be paid in cash

You can change your payment election at any time by contacting your financial advisor or Stockholder Services at 800-TRI-1092.

Automatic Dividend Investment and Cash Purchase Plan. Subject to the terms and conditions set forth in the prospectus, Stockholders may automatically purchase additional shares with distribution payments. There is no charge for this service. Stockholders may also, subject to the terms and conditions of the prospectus, purchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction.

Automatic Cash Withdrawal Plan. Stockholders who hold Common Stock with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals by selling their shares to the Corporation. Investors use the plan to supplement current or retirement income, for educational expenses, or for other purposes.

Traditional Individual Retirement Account (IRA). Stockholders who have earned income and are under age 70½ may contribute up to $5,000 per year to a Traditional IRA for 2009. A working or non-working spouse may also contribute up to $5,000 to a separate Traditional IRA for 2009. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to a Traditional IRA of up to $1,000. Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2009 is less than $55,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $89,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $166,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Tri-Continental Corporation

Stockholder Services (continued)

Roth IRA. You (and a working or non-working spouse) may (each) make an after-tax contribution of up to $5,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your MAGI must be less than $105,000 for individuals or $166,000 for married couples to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $120,000 for individuals or $176,000 for married couples. Total combined contributions to a Roth IRA and a Traditional IRA cannot exceed $5,000 in any year. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to either a Roth IRA or Traditional IRA of up to $1,000. Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59½, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70½ (if you have earned income), and you are not required to take minimum distributions at age 70½. You may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA when converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income (reduced by plan contributions), to a maximum of $49,000 per participant. For retirement plan purposes, no more than $245,000 may be taken into account as earned income under the plan in 2009. Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

Tri-Continental Corporation

Board of Directors

Kathleen Blatz(1,2,6,7)
Attorney
Retired Chief Justice, Minnesota Supreme Court

Arne H. Carlson(1,2,3,5,6)
Retired Chairman, RiverSource Funds
Former Governor of Minnesota

Pamela G. Carlton(4,6,7)
President, Springboard — Partners in Cross Cultural
Leadership

Patricia M. Flynn(1,3,6)
Trustee Professor of Economics and Management,
Bentley College
Former Dean, McCallum Graduate School of
Business, Bentley University

Anne P. Jones(1,2,5,6,7)
Attorney
Consultant

Jeffrey Laikind, CFA(4,5,7)
Retired Managing Director, Shikiar Asset Management
Director, American Progressive Insurance

Stephen R. Lewis, Jr.(1,2,3,5,6)
President Emeritus and Professor of Economics,
Carleton College
Director, Valmont Industries, Inc.

John F. Maher(4,6,7)
Retired President and Chief Executive Officer,
and former Director, Great Western Financial
Corporation

Executive Officers

Patrick T. Bannigan
President

Michelle M. Keeley
Vice President

Amy K. Johnson
Vice President

Catherine James Paglia(1,2,3,5,6)
Director, Enterprise Asset Management, Inc.

Leroy C. Richie(3,4,6)
Counsel, Lewis & Munday, P.C.
Director, Digital Ally Inc., Infinity, Inc., and
OGE Energy Corp.

Alison Taunton-Rigby(3,4,5,6)
Chief Executive Officer and Director, RiboNovix, Inc.
Director, Idera Pharmaceutical, Inc. and Healthways, Inc.

William F. Truscott
President — US Asset Management and Chief Investment
Advisor, Ameriprise Financial, Inc.
President, Chairman of the Board, and Chief Investment
Officer, RiverSource Investments, LLC
Director, President and Chief Executive Officer, Ameriprise
Certificate Company
Chairman of the Board and Chief Executive Officer,
RiverSource Distributors, Inc. and RiverSource
Fund Distributors, Inc.

Member:	(1) Board Governance Committee

(2) Compliance Committee

(3) Contracts Committee

(4) Distribution Committee

(5) Executive Committee

(6) Investment Review Committee

(7) Audit Committee

Scott R. Plummer
Vice President, General Counsel, and Secretary

Lawrence P. Vogel
Treasurer

Eleanor T.M. Hoagland
Chief Compliance Officer and Money Laundering Prevention
Officer and Identity Theft Prevention Officer

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Important Telephone Numbers

(800) TRI-1092

Stockholder Services

(800) 445-1777

Retirement Plan Services

(212) 682-7600

Outside the United States

(800) 622-4597

24-Hour Automated

Telephone Access Service

Tri-Continental Corporation

Tri-Continental is managed by RiverSource Investments, LLC and distributed by RiverSource Fund Distributors Inc., member FINRA. RiverSource Services, Inc. provides client services to Stockholders of Tri-Continental.

© 2009 RiverSource Investments, LLC. All rights reserved.

This report is intended only for the information of Stockholders who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about investment objectives, risks, management fees and other costs. The prospectus should be read carefully before investing and may be obtained by calling Stockholder Services at 1-800-TRI-1092.

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